Exhibit 10.22

R.R. DONNELLEY & SONS COMPANY

AMENDMENT TO

DIRECTOR RESTRICTED STOCK UNIT AWARDS

THIS AMENDMENT TO DIRECTOR RESTRICTED STOCK UNIT AWARDS (this “Amendment”) is made as of October 28, 2008 by and between R.R. Donnelley & Sons Company, a Delaware corporation (the “Company”), and XXXXXXXX (the “Grantee”).

WHEREAS, the Company and Grantee are parties to Director Restricted Stock Unit Awards dated: XXXXXXXXXXXXXXXXXX (collectively, the “Award Agreements”).

WHEREAS, the Company and Grantee have determined that it would be in the best interests of the Company and Grantee if the Award Agreements were amended to comply with the final regulations issued by the U.S. Treasury Department under Section 409A of the Internal Revenue Code of 1986, as amended.

NOW THEREFORE, for good and valuable consideration the receipt and sufficiency of which hereby are acknowledged, the parties hereto hereby agree as follows:

1. Section 7.01(d) of each the Award Agreements shall be deleted and replaced in its entirety by the following language:

“(d) Neither this Award nor the RSUs nor any rights hereunder or thereunder may be transferred or assigned by Grantee other than by will or the laws of descent and distribution.”

2. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns, personal representatives and heirs.

3. All other terms and conditions of each Award Agreement shall remain in full force effect

4. This Amendment and the rights and obligations of the parties hereunder shall be governed by and interpreted, construed and enforced in accordance with, the laws of the State of Illinois.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth above.

R.R. Donnelley & Sons Company:		Grantee:

By:	Heidi Marnoch	Accepted:
Title:	SVP, Compensation & Benefits		[Grantee Signature]

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